UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2017

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

8910 University Center Lane, Suite 700 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01Other Events.

On January 3, 2017, TRACON Pharmaceuticals, Inc. (TRACON) issued a press release announcing that it had reached an agreement with the U.S. Food and Drug Administration (FDA) under a Special Protocol Assessment (SPA) for the protocol design, clinical endpoints and statistical analysis approach for the Company's Phase 3 study evaluating TRC105 for the treatment of patients with advanced angiosarcoma.

TRACON intends to conduct the Phase 3 TAPPAS trial (a randomized Phase 3 trial of TRC105 And Pazopanib versus Pazopanib alone in patients with advanced AngioSarcoma) at sites in both the United States and Europe. This one-to-one randomized trial of TRC105 in combination with Votrient® (pazopanib) versus Votrient alone will initially enroll 124 patients. The trial features an adaptive design that, based on an interim analysis, can allow for sample size re-estimation up to a maximum of 200 patients, as well as possible enrichment of more responsive patients with cutaneous angiosarcoma. The primary endpoint of the trial is progression-free survival (PFS), with overall survival (OS) as a secondary endpoint.

The press release issued on January 3, 2017 is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report and the exhibit hereto contain forward-looking statements, including statements regarding the potential benefits that may be derived from the SPA, TRACON's plans to further develop its product candidates and expectations regarding the initiation, design and timing of future clinical trials by TRACON or third parties. Risks that could cause actual results to differ from those expressed in these forward‐looking statements include: risks associated with clinical development; whether TRACON or others will be able to complete or initiate clinical trials on TRACON’s expected timelines, if at all; whether TRACON will realize expected benefits from the SPA; the fact that the SPA does not guarantee regulatory approval, even if the planned Phase 3 trial meets the agreed-upon endpoints; the fact that future preclinical studies and clinical trials may not be successful or otherwise consistent with results from prior studies; potential changes in regulatory requirements in the United States and foreign countries; TRACON’s reliance on third parties for the development of its product candidates, including the conduct of its clinical trials and manufacture of its product candidates; and whether TRACON will be able to obtain additional financing.  For a further description of these and other risks facing TRACON, please see the risk factors described in TRACON’s filings with the United States Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in those filings. Forward-looking statements speak only as of the date of this report and TRACON undertakes no obligation to update or revise these statements, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. dated January 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.
Dated: January 3, 2017	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. dated January 3, 2017.